EDUARDO DIEZ MORELLO NOTARIO PUBLICO M.A. SANTIAGO

SANTANA S.A.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Ezequiel A. Camerini, Esq. and Dario M. Nolasco, Esq., of Fox Horan & Camerini LLP, or either of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorneys-in-fact (each of such persons and their substitutes being referred to herein as the "Attorney-in-Fact"), with full power to act for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to:

1. prepare, execute, and submit to the Securities and Exchange Commission ("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and administrative account access enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;

2. prepare, execute and submit to the SEC, Procaps Group, S.A. (the "Company") and/or any national securities exchange on which the Company's securities are listed any and all reports (including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933 ("Rule 144"), with respect to the any security of the Company, including Forms 3, 4 and 5, Schedules 13D and 13G, and Forms 144;

3. seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the securities of the Company from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to each of the undersigned's attorneys-in-fact appointed by this Limited Power of Attorney and approves and ratifies any such release of information; and

4. take any other action in connection with the foregoing which, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required by or for, the undersigned, it being understood that the documents executed by such Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such information and disclosure as such Attorney-in-Fact may approve in such Attorney-in-Fact's discretion.

The undersigned acknowledges that:

1. this Power of Attorney authorizes, but does not require, such Attorney-in-Fact to act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

2. any documents prepared and/or executed by such Attorney-in-Fact on behalf of any of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

3. neither the Company nor such Attorney-in-Fact assumes (a) any liability for responsibility to comply with the requirements of the Exchange Act for the undersigned; (b) any liability for any failure to comply with such requirements for the undersigned, or (c) any obligation or liability for profit disgorgement under Section 16(b) of the Exchange Act for the undersigned; and

4. this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Sections 13 and 16 of the Exchange Act.

The undersigned hereby gives and grants the foregoing Attorney-in-Fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, with full power of substitution and revocation, hereby ratifying all that such Attorney-in-Fact, or such Attorney-in-Fact's substitute or substitutes, of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Power of Attorney.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.

[*Signature page follows*]

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 14th day of April, 2025.

SANTANA S.A.

By: ______________________
Print Name: Leonidas Vial Echeverría
Print Title: Chairman

[NOTARIAL CERTIFICATION]

Autorizo las firmas de don **Leonidas Aníbal Vial Echeverría**, CNI N° 5.719.922-9, en representación de **SANTANA S.A.**, RUT N° 90.856.000-0, quien acreditó su identidad con la cédula antes referida. Santiago, 14 de abril de 2025.-

EDUARDO DIEZ MORELLO
NOTARIO PUBLICO
M.A.
SANTIAGO

[*Signature page to Power of Attorney*]

[Translation of notarial language]

I certify the signatures of Mr. **LEONIDAS ANÍBAL VIAL ECHEVERRÍA,** National ID Card No. 5.719.922-9, representing **SANTANA S.A.**, who proved his identity with the identity card referenced above. Santiago, April 14, 2025.

[Signature and seal]
N O T A R Y

[Stamp:]
Eduardo Diez Morello
Public Notary

AFFIDAVIT OF TRANSLATOR

STATE OF NEW YORK)
) ss.:
COUNTY OF NEW YORK)

I, JESSICA POSADA, being duly sworn, depose and state:

1. THAT I am familiar with both the Spanish and the English languages.

2. THAT I have made the attached translation of the notarial certificate of the Power of Attorney of SANTANA S.A. from Spanish to English; and

3. THAT the same is a true and complete translation to the best of my knowledge, ability and belief.

Date: April 14, 2025.

JESSICA POSADA

Subscribed and sworn to before me
this 14th day of April, 2025.

Miranda Ginebra
NOTARY PUBLIC

MIRANDA GINEBRA
Notary Public, State of New York
No. 01GI6354364
Qualified in New York County
Commission Expires Feb. 6, 2029